UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Crown Castle Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROWN CASTLE Shareholder Letters APRIL 11, 2D24 Shareholder Letter #2 MARCH 25, 2D24 Shareholder Letter #1 Press Releases APRIL 19, 2024 Crown Castle Issues Statement Regarding Ted Miller's Latest Attempt to Disrupt the Company's Momentum APRIL 11, 2024 Crown Castle Highlights Actions Underway to Create Stronger and More Valuable Company APRIL 10, 2024 Crown Castle Appoints Tower Industry Veteran Steven J. Moskowitz as President and Chief Executive Officer MARCH 25, 2024 Crown Castle Issues Open Letter to Shareholders MARCH 5, 2024 Crown Castle Comments on Self-Serving, Unfounded Litigation Brought by Ted Miller FEBRUARY 20, 2024 Crown Castle Reiterates Actions Underway to Enhance and Unlock Shareholder Value SEC Filings APRIL 11, 2024 2024 Proxy Statement HOME MEET THE BOARD SHAREHOLDER RESOURCES INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer/ Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 Sign Up for Updates NAME EMAIL ADDRESS QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at: CROWN '""CASTLE HOME MEET THE BOARD SHAREHOLDER RESOURCES Crown Castle Issues Statement Regarding Ted Miller's Latest Attempt to Disrupt the Company's Momentum APRIL 19, 2024 AT 4:15 PM EST HOUSTON, April 19, 2024 (GLOBE NEWSWIRE) -- Crown Castle Inc. (NYSE: CCI) ("Crown Castle" or the "Company") today issued the following statement: Consistent with the Boots Group's approach throughout its campaign, Ted Miller has again pursued a litigation strategy that is attempting to interfere with Crown Castle's critical strategic and operational initiatives. In his most recent motion, Ted Miller is seeking to prevent the Company from expanding the size of its Board, which the Board has recently done by adding Steven Moskowitz as a director at the time of Mr. Moskowitz's appointment as Crown Castle's President and CEO. Although the Company vigorously disputes the claims in the Boots Group's lawsuit, Crown Castle has decided it will not include Steven Moskowitz on its slate of director nominees for the Company's 2024 Annual Meeting of Stockholders to avoid the distraction and expense of Ted Miller's litigation. Shareholders will continue to have the opportunity to vote on the Company's remaining 12 highly qualified incumbent directors. All the current independent directors of the Board intend to vote to appoint Mr. Moskowitz to the Board immediately after the 2024 Annual Meeting. The Company and CEO Steven Moskowitz will continue to focus on advancing initiatives aimed at creating value for all shareholders. ADVISORS Morgan Stanley is serving as financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel, to the Company. ABOUT CROWN CASTLE Crown Castle owns, operates and leases more than 40,000 cell towers and approximately 90,000 route miles of fiber supporting small cells and fiber solutions across every major U.S. market. This nationwide portfolio of communications infrastructure connects cities and communities to essential data, technology and wireless service - bringing information, ideas and innovations to the people and businesses that need them. For more information on Crown Castle, please visit www.crowncastle.com. CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are hereby identified as forward-looking statements. In addition, words such as "estimate," "anticipate," "project," "plan," "intend," "believe," "expect," "likely," "predicted," "positioned," "continue," "target," "seek," "focus" and any variations of these words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include (1) that the actions set forth in this press release best position the Company for long term success, including our Board's regular evaluation of all paths to enhance shareholder value, (2) that the Company will benefit from the experience and insights of the directors, and (3) that the Company will identify the best path forward to capitalize on significant opportunities for growth in our industry. Such forward-looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in "Item 1A. Risk Factors" of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Unless legally required, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Our filings with the SEC are available through the SEC website at www.sec.gov or through our investor relations website at investor.crowncastle.com. We use our investor relations website to disclose information about us that may be deemed to be material. We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up to-date information or to sign up for e-mail alerts to be notified when new or updated information is posted on the site. Important Stockholder Information The Company filed a definitive proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may or will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents without charge from the SEC's website at www.sec.gov. Participant Information The Company, its directors, director nominees, certain of its officers, and other employees are or will be "participants" (as defined in Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2024, on the section entitled "Beneficial Ownership of Common Stock" (on page 90) and Appendix C (on page C-1). To the extent the holdings by the "participants" in the solicitation reported in the Company's definitive proxy statement have changed, such changes have been or will be reflected on "Statements of Change in Ownership" on Forms 3, 4 or 5 filed with the SEC. All these documents are or will be available free of charge at the SEC's website at www.sec.gov. CONTACTS: Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. 713-570-3050 MEDIA: Andy Brimmer/ Adam Pollack Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer/ Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 Sign Up for Updates NAME EMAIL ADDRESS QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at: CROWN '""CASTLE HOME MEET THE BOARD SHAREHOLDER RESOURCES Your vote is extremely important no matter how many shares you own. Please submit your proxy vote in advance of the May 22, 2024 Annual Meeting in one of the ways outlined below, whether or not you plan to attend the Annual Meeting. Your board recommends you vote using the WHITE proxy card or WHITE voting instruction form provided by management to Vote FOR only Crown Castle's 12 highly qualified and experienced director nominees. WHITE PROXY CARD Submit Your Vote To submit your vote,_you must first locate your WHITE i;iroiw. card or WHITE voting instruction form. Once you have located your WHITE i;iroiw. card or WHITE voting instruction form, simP-Jy follow one of the three easy ways to vote below: Internet t,:. To vote over the internet, go to the website specified on the WHITE proxy card, WHITE voting instruction form or notice you received and follow the instructions there. You will need the control number included on your WHITE proxy card, WHITE voting instruction form or notice. If you received your proxy materials by e-mail, you may access the voting website by simply clicking on the "VOTE NOW" button shown in the e-mail. Telephone (IVR System) Vote by telephone by dialing the toll-free number indicated on the WHITE proxy card or WHITE voting instruction form, and follow the instructions. You will need the control number included on your WHITE proxy card or WHITE voting instruction form. Mail Mark, sign, date and return the WHITE proxy card or WHITE voting instruction form by mail in the postage-paid envelope provided. If you cannot locate the envelope, simply return it to the address shown on each WHITE proxy card or WHITE voting instruction form you received. (Please note the return address may be different for shares held in different accounts.) You may receive solicitation materials from Mr. Miller, including an opposition proxy statement and gold proxy card. The Board does not endorse Boots Group's nominees or Boots Group's By-Laws Proposal and unanimously recommends shareholders discard any proxy materials from Boots Group. If you have already submitted a gold proxy card, you can revoke such proxy and vote for the Company's director nominees on the WHITE proxy card. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to the 2024 Annual Meeting as described in the accompanying proxy statement. INVESTORS Dan Schlanger, CFO Kris Hinson, VP & Treasurer Crown Castle Inc. (713) 570-3050 MEDIA Andy Brimmer/ Adam Pollack Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449 Sign Up for Updates NAME EMAIL ADDRESS QUESTIONS? Please contact the Company's proxy solicitor, INNISFREE M&A INCORPORATED, for assistance voting your shares at: